UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 19, 2004

CYMER, INC.

(Exact Name of Registrant as Specified in Charter)

NEVADA	0-21321	33-0175463
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17075 THORNMINT COURT SAN DIEGO, CALIFORNIA 92127
(Address of Principal Executive Offices)

(858) 385-7300
(Registrants telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.03.  Material Modification to Rights of Security Holders.

(a)                                On August 19, 2004, the registrant’s Board of Directors amended and restated the registrant’s Bylaws.  The amended and restated Bylaws are attached hereto as Exhibit 3.1.  The amendments to the Bylaws included the elimination of the right of holders of ten percent or more of the Company’s outstanding common stock to call a special meeting of stockholders.  See also Item 5.03(a).

On August 23, 2004, the registrant announced that it had entered into an amendment to its Preferred Shares Rights Agreement (the “Agreement”) that accelerated the Final Expiration Date (as such term is determined in the Agreement) to September 1, 2004.  As a result of this amendment, the Agreement will terminate on September 1, 2004.  The press release containing the announcement is attached hereto as Exhibit 99.1, and the amendment is attached hereto as Exhibit 3.2.

Section 5 – Corporate Governance and Management

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

(a)                                  On August 19, 2004, the registrant’s Board of Directors amended and restated the registrant’s Bylaws.  The amendment and restatement of the Bylaws were effective immediately.  The following provisions in the Bylaws were changed as a result of the amendment and restatements:

Provision	Provision, as amended	Former provision

Article 3	The annual meeting of stockholders will be held at such date and time designated from time to time by the Board of Directors.	The annual meeting of stockholders will be held on the first Friday of May in each year at 2:00 p.m. or such date and time designated by the Board of Directors.

Article 3	The former provision has been removed.

In the event the annual meeting is omitted, the Board of Directors must arrange for a meeting to be held as soon as possible, and any business transacted at such meeting would be as valid as if transacted at the annual meeting. This subsequent meeting is to be called in the same manner as the annual meeting.

Article 3	At the annual meeting, directors shall be elected and any other business may be transacted as may be properly brought before the meeting.	No comparable provision included.

Provision	Provision, as amended	Former provision

Article 4	Only the president or a majority of the Board of Directors may call special meetings of the stockholders.	The president, a majority of the Board of Directors or one or more stockholders who hold at least 10% of the outstanding capital stock may call special meetings of the stockholders.

Article 4	No business may be acted upon at a special meeting except as set forth in the notice of the meeting	No comparable provision included.

Section 5.1

Notice of stockholders’ meetings must be given by the president, chief executive officer, a vice president, the secretary , an assistant secretary or any other person designated by the Board of Directors.

Notice of stockholders’ meetings must be given by the president, secretary or any stockholder entitled to call a special meeting of the stockholders or any other person designated by the Board of Directors.

Section 5.1	Notice of stockholders’ meetings must state any means of electronic communication by which stockholders will be deemed to be present in person and vote.	No comparable provision included.

Section 5.1	Notice of stockholders’ meetings must contain or be accompanied by any other information required by the Nevada Revised Statutes.	No comparable provision included.

Section 5.1

Any proper business may be transacted at an annual meeting except that special notice provisions apply for (i) any proposed plan of merger, conversion or exchange or (ii) any proposed action creating dissenters’ rights to be submitted to a vote.

No comparable provision included.

Section 5.1

Notice of stockholders’ meetings may be given by mail or personal delivery.  Notice may also be given by facsimile, electronic mail, posting on an electronic network, or any other electronic transmission if the secretary has on file the stockholder’s written consent.  Such consent will be revoked if the registrant is unable to deliver by electronic transmission two consecutive notices and such inability becomes known to the registrant.

Notice of stockholders’ meetings must be given by mail.

Provision	Provision, as amended	Former provision

Section 5.1	If notice of stockholders’ meetings is given by mail, notice is complete upon mailing.	No comparable provision included.

Section 5.1

If the address of any stockholder does not appear upon the records of the registrant or is incomplete, it will be sufficient to address any notice to such stockholder at the registered office of the registrant.

No comparable provision included.

Section 5.1	The former provision has been removed.	A meeting of stockholders for which notice has not been given shall be a legal meeting if all stockholders waive notice in writing.

Section 5.1

The affidavit of the individual signing a notice of a meeting, setting forth the substance of the notice, the date the notice was delivered and the addresses to which the notice was delivered, will be prima facie evidence of the manner and fact of giving such notice.  In the absence of fraud, an affidavit of the individual signing a notice of a meeting that the notice thereof has been given by a form of electronic transmission is prima facie evidence of the facts stated in the affidavit.

No comparable provision included.

Section 5.3

To include information with respect to a stockholder proposal in the registrant’s proxy statement and form of proxy for a stockholders’ meeting, stockholders must provide notice as required by the regulations promulgated under the Securities Exchange Act of 1934.

No comparable provision included.

Section 5.4	The registrant may allow stockholders to participate by telephone conference or similar communications method in a meeting of stockholders.	No comparable provision included.

Section 6.1	A person entitled to notice under the Bylaws may waive notice in a signed writing or by electronic transmission.	A person entitled to notice under the Bylaws may waive notice in a signed writing.

Provision	Provision, as amended	Former provision

Article 7	Stockholders present at a duly convened meeting at which a quorum is present may transact business until adjournment even if the departure of stockholders leaves less than a quorum.	No comparable provision included.

Article 7

If voting by classes or series on any issue is required by the Nevada Revised Statutes or the registrant’s Articles of Incorporation or Bylaws, at least a majority of the voting power in each such class or series is required for a quorum of such class or series.

No comparable provision included.

Article 7	If a quorum is not present at a meeting, a majority of the voting power represented or the person presiding at the meeting may adjourn the meeting until a quorum is present.	No comparable provision included.

Article 7

When a meeting is adjourned to another time or place, no notice need be given of the adjourned meeting if the time and place thereof are announced at the meeting at which adjournment is taken unless a new record date is fixed for the adjourned meeting.

No comparable provision included.

Article 7	At any adjourned meeting at which a quorum is present, any business may be transacted that could have been transacted at the meeting as originally called.	No comparable provision included.

Article 8

Unless otherwise provided in the Nevada Revised Statutes or the registrant’s Articles of Incorporation, each stockholder of record is entitled to one vote for each share of voting stock registered in such stockholder’s name at the close of business on the record date.

No comparable provision included.

Provision	Provision, as amended	Former provision

Article 8

If a quorum is present, directors are elected by a plurality of the votes cast.  On matters other than the election of directors, if a quorum is present, unless some other proportion is required by the registrant’s Articles of Incorporation or Bylaws, the Nevada Revised Statutes or other applicable law, the matter is approved if the number of votes cast in favor exceed the votes cast in opposition; if voting is required by classes or series, the number of votes cast in favor by each class or series must exceed the votes cast in opposition by such class or series.

When a quorum is present, a majority vote of the shares present decide any question brought before the meeting, unless some other vote is required by the registrant’s Articles of Incorporation or an express provision of law.

Article 8	Unless otherwise indicated, a holder casting an affirmative vote is deemed to have voted all shares held affirmatively.	No comparable provision included.

Article 8

The voting rights of stock held by the registrant, an estate, guardian, conservator, custodian, trustee, receiver, minor, another corporation, partnership, limited liability company, or in the name of two or more persons are detailed.

No comparable provision included.

Article 10	The Board of Directors is elected as provided by the Bylaws or applicable law.	The Board of Directors is chosen by ballot as provided by law.

Article 10	Any decrease in the number of directors will have the effect of removing a director before that director’s term of office expires.	Any decrease in the number of directors would not have the effect of removing any director before that director’s term of office expired.

Article 10	Except as otherwise required by the registrant’s Articles of Incorporation or a resolution adopted by the Board of Directors, directors need not be stockholders of the registrant.	Directors need not be stockholders of the registrant.

Provision	Provision, as amended	Former provision

Section 12.1	Notice of special meetings of the Board of Directors may be delivered personally or by telephone or facsimile.	Notice of special meetings of the Board of Directors may be delivered personally or by telegraph.

Section 15.1	The Board of Directors may designate a committee of one or more directors. Additionally, a committee’s name will be determined by the Board of Directors.	The Board of Directors may designate a committee of at least one director and such other natural persons selected by the Board of Directors.

Section 15.1	A committee’s name will be determined by the Board of Directors.	No comparable provision included.

Section 15.1	The former provision has been removed.

No committee of the Board of Directors may be authorized to (i) amend the registrant’s Articles of Incorporation (except for fixing certain designations and preferences or rights of shares authorized for issuance by the Board of Directors), (ii) adopt an agreement or plan of merger, consolidation or share exchange, (iii) recommend to the stockholders the sale, lease or exchange of all or substantially all of the registrant’s assets, (iv) recommend to the stockholders a dissolution of the registrant or a revocation of a dissolution, (v) amend the Bylaws, or (vi) declare a dividend or authorize the issuance of stock (unless authorized by the Board of Directors).

Article 17	Except as otherwise required by the registrant’s Articles of Incorporation or a resolution adopted by the Board of Directors, officers need not be stockholders of the registrant.	Officers need not be stockholders of the registrant.

Article 18	The Board of Directors may appoint a chief executive officer, chief operating officer and chief financial officer.	No comparable provision included.

Provision	Provision, as amended	Former provision

Article 20

The description of the duties of the president has been separated from the description of the duties of the chief executive officer (Article 19) and chief operating officer (Article 21).  The president reports to the chief executive officer or, if there is no chief executive officer, the Board of Directors.  The president is designated as the senior executive officer if there is no chief executive officer and presides at meetings of the stockholders and Board of Directors (unless a chairman of the board is appointed and present).

The president reports to the chief executive officer.

Article 21

The description of the duties of the chief operating officer has been separated from the description of the duties of the chief executive officer (Article 19) and president (Article 20).  The chief operating officer reports to the chief executive officer or, if there is no chief executive officer, the president and has the duties assigned by such officer.

The chief operating officer reports to the chief executive officer and has the duties assigned by the chief executive officer or by the Board of Directors.

Article 23	The chief executive officer, president, and any vice president as well as the secretary have the power to sign certificates of stock of the registrant.	No comparable provision included.

Article 25	The Board of Directors may remove any officer or agent appointed by the Board of Directors.	No comparable provision included.

Article 26	The Board of Directors may fill any vacancy in any office of the registrant.	No comparable provision included.

Article 27

Stock certificates are to be signed by the chief executive officer, president, or any vice president and by the secretary or an assistant secretary or by any other two officers or agents authorized by the Board of Directors.

Stock certificates are to be signed by the president and by the treasurer or an assistant treasurer or the secretary or an assistant secretary.

Provision	Provision, as amended	Former provision

Article 27	A stock certificate countersigned by a transfer agent and by a registrar may have facsimile signatures printed or lithographed upon the certificate.	No comparable provision included.

Section 29.7

The indemnity provisions (Article 29) constitute a contract between the registrant and each of its directors and officers which may be modified as to any director or officer only with that person’s consent.  Any amendment or repeal of Article 29 that is adverse to any director or officer will only apply prospectively.  Any amendment or repeal of the Bylaws that limits or reduces the indemnification provided under Article 29 must be approved by the unanimous vote of the Board of Directors or by the stockholders as set forth in Article 34.

No comparable provision included.

Article 33

Any change in Nevada law that expands the liability of directors or officers or limits the indemnification rights or the rights to advancement of expenses shall not change such liability or rights as provided in the registrant’s Articles of Incorporation or Bylaws to the extent permitted by law.  If such change allows the registrant, without requiring further stockholder or director action, to limit further the liability of directors or officers or to provide broader indemnification rights or rights to the advancement of expenses, then liability will be limited and indemnification and advancement of expenses will be broadened to the extent permitted by law.

No comparable provision included.

Section 9 – Financial Statements and Exhibits

Item 9.  Financial Statements and Exhibits.

(c)               Exhibits

3.1              Amended and restated Bylaws of the registrant.

3.2              Amendment to Preferred Shares Rights Agreement, dated August 23, 2004.

99.1        Press Release, dated August 23, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYMER, INC.

	By:	/s/ Nancy J. Baker
Date: August 23, 2004		Nancy J. Baker
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

3.1                   Amended and restated Bylaws of the registrant.

3.2                   Amendment to Preferred Shares Rights Agreement, dated August 23, 2004.

99.1             Press Release, dated August 23, 2004.